Significant Transactions	9 Months Ended
Jul. 31, 2023
Disclosure of detailed information about business combination [abstract]
Significant Transactions
NOTE 8:  SIGNIFICANT TRANSACTIONS
(a)
Acquisition of Cowen Inc.
On March 1, 2023, the Bank completed the acquisition of Cowen Inc. (“Cowen”). The acquisition advances the Wholesale Banking segment’s long-term growth strategy in the U.S. and adds complementary products and services to the Bank’s existing businesses. The results of the acquired business have been consolidated by the Bank from the closing date and primarily reported in the Wholesale Banking segment. Consideration included $1,500 million (US$1,100 million) in cash for 100% of Cowen’s common shares outstanding, $253 million (US$186 million) for the settlement of Cowen’s Series A Preferred Stock, and $205 million (US$151 million) related to the replacement of share-based payment awards.
The acquisition was accounted for as a business combination under the purchase method. The purchase price allocation can be adjusted during the measurement period, which shall not exceed one year from the acquisition date, to reflect new information obtained about facts and circumstances. The acquisition contributed $10,800 million (US$7,933 million) of assets and $9,884 million (US$7,261 million) of liabilities. The excess of accounting consideration over the fair value of the tangible net assets acquired is allocated to other intangible assets of $298 million (US$219 million) net of taxes, and goodwill of $744 million (US$546 million). Goodwill is not deductible for tax purposes.
Since the acquisition date, the contribution of Cowen to the Bank’s revenue and net income was not significant, nor would it have been significant if the acquisition had occurred as of November 1, 2022.
The Bank plans to dispose of certain
non-core
businesses that were acquired in connection with the Cowen acquisition. These non-core
businesses are disposal groups which meet the criteria to be classified as held for sale and are measured at the lower of their carrying amount and fair value less costs to sell. The assets and liabilities of these disposal groups are recorded in Other assets and Other liabilities, respectively, on the Interim Consolidated Balance Sheet. During the third quarter of 2023, the Bank disposed of a reinsurance subsidiary that was classified as held for sale. As at July 31, 2023, assets of $1,241 million and liabilities of $794 million were classified as held for sale.
(b)
Termination of the Merger Agreement with First Horizon Corporation
On May 4, 2023, the Bank and First Horizon Corporation (“First Horizon”) announced their mutual decision to terminate the previously announced merger agreement for the Bank to acquire First Horizon. Under the terms of the termination agreement, the Bank made a

$306 million (
US$
225
million
)
cash payment to First Horizon on May 5, 2023. The termination payment is recognized in non-interest expenses in the current quarter and is reported in the Corporate segment.
In connection with the transaction, the Bank had invested US$
494
million in non-voting First Horizon preferred stock. During the prior quarter, the Bank recognized a valuation adjustment loss of $199 million (US$147 million) on this investment, recorded in OCI. On June 26, 2023, in accordance with the terms of the preferred share purchase agreement
, the preferred stock converted into approximately

19.7

million common shares of First Horizon, resulting in the Bank recognizing a loss of $166 million (US$126 million) in OCI based on First Horizon’s common share price at the time of conversion
. Upon conversion, the losses recognized to date, including the impact of foreign exchange, were reclassified directly to retained earnings. The Bank has elected to record subsequent fair value changes on the common shares in OCI.
The Bank had also implemented a strategy to mitigate the impact of interest rate volatility to capital on closing of the acquisition. The Bank determined that the fair value of First Horizon’s fixed rate financial assets and liabilities and certain intangible assets would have been sensitive to interest rate changes. The fair value of net assets would have determined the amount of goodwill to be recognized on closing of the acquisition. Increases in goodwill and intangibles would have negatively impacted capital ratios because they are deducted from capital under OSFI Basel III rules. In order to mitigate this volatility to closing capital, the Bank de-designated certain interest rate swaps hedging fixed income investments in fair value hedge accounting relationships.
As a result of the de-designation, mark-to-market gains (losses) on these swaps were recognized in earnings, without any corresponding offset from the previously hedged investments. Such gains (losses) would have mitigated the capital impact from changes in the amount of goodwill recognized on closing of the acquisition. The de-designation also triggered the amortization of the investments’ basis adjustment to net interest income over the remaining expected life of the investments.
Prior to the termination of the merger agreement on May 4, 2023
, for the three months and nine months ended July 31, 2023, the Bank reported
($125) million and ($1,386) million, respectively, in non-interest income related to the mark-to-market on the swaps, and $11 million and $262 million, respectively, in net interest income related to the basis adjustment amortization. In addition
,

for the three months and nine months ended July 31, 2023, the Bank reported $23 million and $585 million, respectively, in non-interest income related to the net interest earned on the swaps.
Following the announcement to terminate the merger agreement, the Bank discontinued this strategy and reinstated hedge accounting on the portfolio of fixed income investments.